UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 1, 2010

Wells Real Estate Fund XIV, L.P.

(Exact Name of Registrant as Specified in Charter)

Georgia	000-50647	01-0748981
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia	30092-3365
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 449-7800

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On or about November 1, 2010, Wells Real Estate Fund XIV, L.P. (the “Registrant”) sent a letter to the financial representatives, which includes a copy of the letter to be sent to the limited partners of the Registrant providing an update of the Registrant’s portfolio. Copies of the letter to the limited partners and Fact Sheet are attached as Exhibit 99.1 and 99.2, respectively, to this Current Report on Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein are deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits. The following exhibits are included with this report:

99.1	Letter to limited partners

99.2	Wells Real Estate Fund XIV, L.P. Fact Sheet data as of September 30, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND XIV, L.P. (Registrant)

By:	WELLS CAPITAL, INC. General Partner

	By:	/s/ Douglas P. Williams
Douglas P. Williams
Senior Vice President

Date: November 1, 2010

EXHIBIT INDEX

Exhibit Number	Exhibit Title

99.1	Letter to limited partners

99.2	Wells Real Estate Fund XIV, L.P. Fact Sheet data as of September 30, 2010

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